SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                November 26, 2004

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                               as depositor of the

                           RAMP SERIES 2004-RS1 TRUST
           (Exact name of the registrant as specified in its charter)



Delaware                              333-110437-13               41-1955181

(State or other                   (Commission File Number)    (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000
                                      N/A
_______________________________________________________________________________
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 - Other Events

Item 8.01 - Other Events

A copy of the monthly report relating to the November 2004 distribution to holders of the Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS1 is included as an exhibit to this Report

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits

The following is filed as an Exhibit to this Report under Exhibit 20.

No. 20.       November 2004 Monthly Report

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as depositor of the registrant identified on the cover page to this Report



By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  November 26, 2004